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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2003

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                   000-49887               980363970
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                          N/A
(Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (246) 421-9471


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS.

              On October 10, 2003, Nabors Industries Ltd. issued a press release announcing it had entered into agreements with wholly owned subsidiaries of El Paso Corporation to help develop two specified packages of wells. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits

              Exhibit No.               Description
              -----------               -----------

                  99.1                  Press Release of Nabors Industries Ltd.
                                        dated October 10, 2003.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NABORS INDUSTRIES LTD.


Date:   October 10, 2003         By:  /s/ Daniel McLachlin
                                      ---------------------------------------
                                      Daniel McLachlin
                                      Vice President-Administration & Secretary


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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

99.1                                Press Release of Nabors Industries Ltd.
                                    dated October 10, 2003.


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